Exhibit 99(i)

                                                     CONTACT:
                                                     James C. Rowan Jr.
                                                     Office:  (860) 722-5180

FOR IMMEDIATE RELEASE

                 HSB GROUP, INC. REPORTS GAINS IN SECOND QUARTER

HARTFORD, Conn., July 20, 1998 -- HSB Group, Inc. (NYSE-HSB), today reported that second quarter net income per share on a fully diluted basis, was 68 cents. This represents an increase of 28.3 percent, compared to 53 cents per share, restated for the stock split, in the second quarter of 1997.

HSB Group's gross earned insurance premiums grew 19.6 percent. The expense ratio declined to 45.5 percent from 47.9 percent for the second quarter of 1997. The combined ratio -- the sum of losses and expenses as a percentage of insurance revenue -- was 88.9 percent compared to 91.8 percent last year.

"Our earnings performance demonstrates that our growth strategy is working," said Gordon W. Kreh, president and chief executive officer. "These results also confirm that our customers recognize the unique value we add to their businesses."

HSB's Engineering Services net revenues increased 32.7 percent over the second quarter of 1997. The margin was 8.1 percent.

Income from investment operations increased to $23.3 million compared to $12.2 million in the second quarter of 1997. Realized gains were 13 cents per share as compared to 7 cents in 1997.
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HSB Group,  Inc. is a global  provider of  insurance  products  and  engineering management consulting services. HSB Group is the parent company of The Hartford Steam Boiler Inspection and Insurance Company, founded in 1866 to provide loss prevention service and insurance to businesses, industries and institutions. For more information about HSB, visit its website at www.hsb.com.

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Summary of Operations
In millions, except per share amounts

                                                               Quarter                        Year-To-Date
                                                            Ended June 30        Percent        June 30            Percent
                                                           1998        1997**    Change      1998      1997**      Change
                                                          -------    --------    -------    ------    -------     ---------

Gross earned premium....................................  $ 178.5    $  149.2     19.6%   $  360.2   $  305.0       18.1%
Reinsurance.............................................     85.4        32.0                165.6       65.5
                                                          -------    --------             --------   --------
Net earned premium......................................     93.1       117.2                194.6      239.5
Claims and adjustment expenses..........................     40.4        51.4                 85.0      102.9
Policy acquisition expenses.............................     10.7        20.4                 23.3       43.9
Underwriting and inspection expenses....................     31.9        36.0                 65.4       71.3
                                                          -------    --------             --------   --------
Insurance operating gain................................  $  10.1    $    9.4             $   20.9   $   21.4
                                                          -------    --------             --------   --------
       Loss ratio.......................................     43.4%       43.9%                43.7%      43.0%
       Expense ratio*...................................     45.5%       47.9%                45.2%      47.9%
       Combined ratio*..................................     88.9%       91.8%                88.9%      90.9%
Engineering services revenues...........................  $  19.9    $   15.0     32.7%   $   37.5   $   29.7       26.4%
Engineering services expenses...........................     18.3        14.1                 34.4       27.7
                                                          -------    --------             --------   --------
Engineering services operating gain.....................  $   1.6    $    0.9             $    3.1   $    2.0
                                                          -------    --------             --------   --------
   Engineering services operating margin................      8.1%        6.1%                 8.2%       6.6%
Investment income, net of related
interest expense........................................  $  16.0    $    8.8     81.8%   $   31.2   $   16.7       86.6%
Realized investment gains...............................      7.3         3.4                 10.5        4.0
                                                          -------    --------             --------   --------
Income from investment operations.......................  $  23.3    $   12.2             $   41.7   $   20.7
Interest expense........................................      0.2         0.4                  0.3        0.6
Gain on sale of IRI.....................................      _           _                   39.0        _
Income from continuing operations
before income taxes and distributions
on capital securities...................................  $  34.8    $   22.1             $  104.4   $   43.5
Income taxes............................................      9.3         5.7                 31.8       11.3
Distribution on capital securities of
subsidiary trust, net of tax............................      4.7          -                   9.2         -
                                                          -------    ---------           ---------   --------
Income from continuing operations.......................  $  20.8    $   16.4             $   63.4   $   32.2
                                                          =======    ========             ========   ========
Discontinued operations:
After tax gain on disposal of Radian
International LLC, net of deferred
loss of $6.6 million....................................      -           -                   30.3        -
                                                          -------    --------             ---------  ---------
Net income..............................................  $  20.8    $   16.4             $   93.7   $   32.2
Earnings per common-assuming dilution:
Income from continuing operations.......................  $   0.68   $    0.53    28.3%   $    1.99  $    1.05      89.5%
Net income..............................................  $   0.68   $    0.53    28.3%   $    2.85  $    1.05     171.4%
Dividends declared per common share.....................  $   0.40   $    0.38            $    0.80  $    0.76
Average common shares outstanding and
common stock equivalents................................     35.4        30.7                 35.3       30.7

 * Excludes goodwill amortization related to EIG.
**Restated for the effects of discontinued operations.

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Summary of Financial Position
In millions, except per share amounts


                                                                                                            Percent
                                                                  June 30, 1998       December 31, 1997     Change
                                                                  -------------       -----------------     -------

Assets
   Cash and short-term investments........................        $      121.9          $      424.5
   Fixed maturities, at fair value........................               554.2                 248.4
   Equity securities, at fair value.......................               461.3                 323.8
                                                                  ------------          ------------
      Cash and invested assets............................             1,137.4                 996.7
   Reinsurance assets.....................................               357.2                 124.5
   Insurance premiums receivable..........................               164.8                 138.0
   Engineering services receivable........................                25.1                  12.2
   Fixed assets...........................................                40.0                  36.4
   Investment in Radian...................................                 -                    83.4
   Other assets...........................................               202.0                 149.0
      Total assets........................................        $    1,926.5          $    1,540.2          25.1%
Liabilities
   Unearned - insurance premiums and ceding commissions           $      456.8          $      290.3
   Claims and adjustment expenses.........................               323.2                 276.7
   Total borrowings.......................................                32.2                  67.5
   Other liabilities......................................               271.3                 151.5
                                                                  ------------          ------------
      Total liabilities...................................             1,083.5                 786.0
Company obligated mandatorily redeemable
   capital securities of subsidiary Trust I
   holding solely junior subordinated
   deferrable interest debentures of the
   Company, net of unamortized discount...................               108.9                 108.9
Company obligated mandatorily redeemable
   convertible capital securities of
   subsidiary Trust II holding solely
   junior subordinated deferrable interest
   debentures of the Company..............................               300.0                 300.0
Shareholders' equity......................................               434.1                 345.3
                                                                  ------------          ------------
   Total..................................................        $    1,926.5          $    1,540.2
                                                                  ============          ============
Shareholders' equity per common share.....................        $       14.77         $       11.75         25.7%
Based on common shares outstanding of.....................                29.4                  29.4
Pro forma shareholders' equity per common
   share assuming conversion of Trust II
   capital securities and net exercise of
   in the money HSB stock options.........................        $       20.56         $       18.46
Based on pro forma common shares outstanding..............        35.7                  35.0

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